UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

NOVA LIFESTYLE, INC.
(Exact name of registrant as specified in its charter)

Nevada	011-36259	90-0746568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 E. Washington Blvd., Commerce, CA	90040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 888-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 19, 2016, Nova LifeStyle, Inc. (the "Company") was advised that the Company's independent registered public accounting firm, Crowe Horwath (HK) CPA Limited, decided to terminate its audit and assurances services to public companies subject to the statutes and regulations of the United States, effective as of October 1, 2016. According, the Company, with the approval of its audit committee, terminated the services of Crowe Horwath (HK) CPA Limited (“CHHK”), effective September 22, 2016, and retained the services of DCAW (CPA) Limited (“DCAW”), effective September 22, 2016.

The director formerly responsible for the Company's account at Crowe Horwath (HK) CPA Limited will join the Company's new audit firm, DCAW (CPA) Limited, and will be the director responsible for the Company's account at DCAW.

CHHK’s report on the financial statements of the Company for the fiscal year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal year ended December 31, 2015 and through September 22, 2016, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between CHHK and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to CHHK’s satisfaction, would have caused CHHK to make reference to the subject matter in their report on the Company’s consolidated financial statements for such periods. Furthermore, no “reportable events” occurred within the periods covered by CHHK’s reports on the Company's consolidated financial statements, or subsequently up to the date of CHHK’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided CHHK with a copy of the foregoing disclosures and has requested that CHHK review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether they agree with the statements made therein. Attached as Exhibit 16.1 is a copy of CHHK’s letter addressed to the SEC relating to the statements made by the Company in this report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and through September 22, 2016, neither the Company nor anyone on its behalf consulted DCAW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company; or (ii) any matter that was either the subject of a disagreement or a reportable event as described above; and there was neither a written report nor oral advice was provided to the Company by DCAW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
16.1	Letter from Crowe Horwath (HK) CPA Limited to SEC, dated September 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA LIFESTYLE, INC.

Date: September 23, 2016	By:	/s/ Thanh H. Lam
Thanh H. Lam
	Its:	Chairperson and President